UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2006

iStar Financial Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification Number)

1114 Avenue of the Americas, 27th Floor
New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             Results of Operations and Financial Condition.

The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

On April 25, 2006, iStar Financial Inc. issued an earnings release announcing its financial results for the quarter ended March 31, 2006. A copy of the earnings release is attached as Exhibit 99.1.

ITEM 9.01             Financial Statements and Exhibits.

Exhibit 99.1            Earnings Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.

Date:	April 25, 2006	By:	/s/ Jay Sugarman
Jay Sugarman
Chairman and Chief Executive Officer

Date:	April 25, 2006	By:	/s/ Catherine D. Rice
Catherine D. Rice
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Earnings Release.